May 2, 2023

Securities and Exchange Commission
100 F. Street, NE
Washington, D.C. 20549

Re: ScanSource, Inc.

Ladies and Gentlemen:

     Pursuant to General Instruction 7 to Form 3 (Initial Statement of
Beneficial Ownership), Form 4 (Statement of Changes in Beneficial Ownership) and
Form 5 (Annual Statement of Changes in Beneficial Ownership) promulgated by the
Securities and Exchange Commission (the "Commission") pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned director, officer and/or shareholder of ScanSource, Inc. (the
"Company") hereby authorizes and designates J. Creighton Lynes and Hayley Clark, and each of them, to: (i) prepare, execute, and file with the Commission on the undersigned's behalf any and all statements on Form 3, Form 4 or Form 5 relating to the  undersigned's beneficial ownership of securities of the Company as required by Section 16(a) of the Exchange Act and the rules of the Commission promulgated thereunder; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and (iii) prepare and execute in the undersigned's name and on the undersigned's behalf, and submit to the Commission a Passphrase Update request, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the
Securities Exchange Act of 1934 or any rule or regulation of the SEC.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys- in- fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys- in- fact.

Effective as of the 2nd day of May, 2023.

/s/ Brandy Ford
Brandy Ford